UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 5, 2008 (March 4, 2008)

ACI WORLDWIDE, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-25346	47-0772104
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

120 Broadway, Suite 3350
New York, New York 10271

(Address of principal executive offices)  (Zip Code)

Registrant’s Telephone Number, Including Area Code: (646) 348-6700

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Entry Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangement of Certain Officers.

(c)           On March 4, 2008, the Board of Directors of ACI Worldwide, Inc. (the “Company”) appointed Scott W. Behrens, age 36, the Company’s Vice President, Corporate Controller and Chief Accounting Officer, to serve as the principal financial officer of the Company.  Mr. Behrens joined the Company in June 2007 as Vice President and Corporate Controller and in October 2007, he was also named Chief Accounting Officer.  Prior to joining the Company, Mr. Behrens served as Senior Vice President, Corporate Controller and Chief Accounting Officer at SITEL Corporation from January 2005 to June 2007.  He also served as Vice President of Financial Reporting at SITEL Corporation from January 2003 to January 2005.  From 1993 to 2003, Mr. Behrens served as a Senior Manager at Deloitte & Touche, LLP.

Item 7.01. Regulation FD Disclosure.

On March 5, 2008, the Company announced that its 2008 Annual Meeting of Stockholders will be held on Tuesday, June 10, 2008. The meeting will begin at 8:30 a.m. EDT at the NASDAQ Marketsite located at 4 Times Square (43rd Street and Broadway) in New York, New York.  Stockholders of record at the close of business on April 14, 2008 are entitled to notice of, and to vote at, the 2008 Annual Meeting of Stockholders or at any adjournments or postponements of the meeting. The Company currently expects to begin mailing proxy materials (including the Annual Report and Proxy Statement) on or about April 21, 2008.  Stockholders will be able to vote in one of four ways: by Internet, by telephone, by written proxy card, or by written ballot at the meeting. Explanations of each will be provided in the Proxy Statement. A copy of the Company’s press release is furnished and attached hereto as Exhibit 99.1 and is incorporated herein by reference.

The foregoing information (including the exhibit hereto) is being furnished under “Item 7.01—Regulation FD Disclosure.” Such information (including the exhibit hereto) shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

The filing of this Current Report on Form 8-K and the furnishing of this information pursuant to Item 7.01 do not mean that such information is material or that disclosure of such information is required.

Item 9.01.      Financial Statements and Exhibits.

(d)   Exhibits.

99.1         Press Release dated March 5, 2008

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ACI WORLDWIDE, INC.

/s/ Victoria H. Finley
Victoria H. Finley, Vice President

Date: March 5, 2008

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release dated March 5, 2008